UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2007 (July 12, 2007)

HUNTSMAN INTERNATIONAL LLC

(Exact name of registrant as specified in its charter)

Delaware	333-85141	87-0630358
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Huntsman Way
Salt Lake City, Utah	84108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (801) 584-5700

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 12, 2007, Huntsman Corporation (the “Company”) announced that it has terminated the merger agreement with Basell AF dated June 26, 2007 and has entered into a definitive merger agreement with Hexion Specialty Chemicals, Inc. (“Hexion”), an Apollo Management, L.P. portfolio company, pursuant to which Hexion will acquire the Company in a transaction with a total value of approximately $10.6 billion, including the assumption of debt.

A copy of a press release dated July 12, 2007 announcing the transaction is furnished herewith as Exhibit 99.1.

The information required by Items 1.01 and 1.02 will be filed in a separate Current Report on Form 8-K.

Important Additional Information Regarding the Merger will be filed with the SEC:

In connection with the proposed merger pursuant to the Hexion Agreement, the Company will file a proxy statement with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE HEXION AGREEMENT. Investors and security holders may obtain a free copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s security holders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Huntsman Corporation Investor Relations, 500 Huntsman Way, Salt Lake City, Utah 84108, telephone: (801) 584-5700 or on the Company’s website at  http://www.huntsman.com.

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Hexion Agreement. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth herein and in the proxy statement for the Company’s 2007 Annual Meeting of Shareholders, which was filed with the SEC on March 30, 2007. Shareholders and investors may obtain additional information regarding the interests of the Company and its directors and executive officers in the Hexion Agreement, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the Hexion Agreement, which will be filed with the SEC.

CAUTIONARY STATEMENTS

The statements included in this Current Report on Form 8-K regarding any transaction with Hexion, including the timing thereof, regulatory approvals, the likelihood that either such transaction could be consummated and other statements that are not historical facts, are forward-looking statements. These statements involve risks and uncertainties including, but not limited to, actions by regulatory authorities, market conditions, the Company’s financial results and performance, consummation of financing, satisfaction of closing conditions, actions by any other bidder and other factors detailed in risk factors and elsewhere in the Company’s Annual Reports on Form 10-K and other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize (or the consequences of such a development worsen), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Company disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1	Press release dated July 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2007	HUNTSMAN INTERNATIONAL LLC

	By:	/s/ JOHN R. HESKETT
	Name:	John R. Heskett
	Title:	Vice President, Corporate Development
and Investor Relations

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Press release dated July 12, 2007.